EXHIBIT 99.1

DYNAMIC ENERGY ALLIANCE’S DEVELOPMENT SUBSIDIARY ENTERS INTO TERM SHEET TO ACQUIRE WORLDWIDE LICENSE
FOR HIGH-OUTPUT PYROLYTIC AUGMENTATION TECHNOLOGIES

MEMPHIS, TENNESSEE — APRIL 09, 2012 — Dynamic Energy Alliance Corporation (OTCQB: DEAC), today announced that its wholly owned development subsidiary, Dynamic Energy Development Corp. (DEDC), has entered into a non-binding Term Sheet contemplating the acquisition of an exclusive worldwide license to use certain high-output Pyrolytic Augmentation technologies, which includes a series of specialized chemical compounds and related technologies that management believes will substantially increase future production output from waste tires converted into synthetic oil and carbon products. These license rights extend to pending patents, and encompass DEAC’s use of the technology for its own products and for plant design, and permit DEAC’s conveyance of  sub license rights  to DEAC’s future licensees, joint venture partners and others, for its Pyrol Black Energy Campus structure. In exchange for the license, its grantor R.F.B., LLC, Prairie Village, Kansas, is to be issued shares of DEAC restricted Common stock and  receive future royalties based on DEAC’s output utilizing the assigned technology.

When combined within a pyrolysis plant process, the compounds are intended to enable decomposition of the tires to occur at lower temperatures — which would be a critical energy-saving benefit. A reactor technology included in the license allows DEAC to recover additional high value organic compounds during tire processing, which management believes will increase the volume of oil and carbon black the Company will be able to extract from the tires. The technology’s versatility is also an advantage for DEAC, as it can be utilized in a variety of types of pyrolysis equipment, regardless of the power source.

“The acquisition of the exclusive license to use the R.F.B. intellectual property and patent pending technology, will be a major step for DEAC because it improves DEAC’s planned waste tire pyrolysis by changing the chemical reaction that’s part of the de-vulcanization process used to convert the tires’ rubber, and other waste rubber, into valuable products,” stated Dr. Earl Beaver, Chief Technology Officer of Dynamic Energy Alliance Corporation. “The intellectual property includes a class of catalysts new to this industry but with exciting potential to improve the economics of waste tire processing. The lower temperature enabled through the catalysts should allow for lower energy costs, lower maintenance costs and higher outputs of the most valuable liquid products and carbon black from tire pyrolysis. It is also important to note that through DEDC, these catalysts can be licensed by others to improve the outputs of several different groups of equipment manufacturers."

As additional consideration, RFB shall also receive a revenue share of the high-value organic compounds produced by DEDC and/or its assigns, utilizing the RFB catalysts(s) and reactor technology; and (b) a percentage of the net profits realized from the recovery of energy products recovered from oil sands or tar sands. The anticipated term of the license shall be the greater of (i) twenty five (25) years and (ii) twenty (20) years from the notice of allowance relative to the Application. The specific compensation terms of the license are based on trade secrets, that are considered confidential and therefore are not being released.

The terms and conditions of the proposed transaction are contingent upon preparation and execution of a “Definitive Agreement’, to be executed on or before April 30, 2012, with a subsequent date of closing (the "Closing Date"), to be mutually agreed to by RFB and DEDC. To date, the parties have not executed a Definitive Agreement and there is no guarantee or assurance that the parties will execute a Definitive Agreement by the Closing Date. The transaction is expected to close on April 30, 2012.

DEAC previously announced that a development subsidiary, Dynamic Energy Development Corp, (DEDC) entered into a definitive agreement to acquire a site in Ennis, Texas upon which the Company plans to build its first Energy Campus. The Company anticipates that the technologies to be acquired through the R.F.B License will be available for use in the development and operation of this new Energy Campus, provided additional working capital is obtained to carry forward the Energy Campus project

The Company filed a Current Report on Form 8-k with the Securities and Exchange Commission on April 6, 2012 to disclose, among other things, the Company’s entrance into the agreement described herein and the terms and conditions required for closing the contemplated transaction.

About Dynamic Energy Alliance Corporation

Dynamic Energy Alliance Corporation (DEAC), www.dynamicenergyalliance.com, is a development stage  energy and recycling company focused on identifying, combining and enhancing existing technologies with proprietary recoverable production and finishing processes to produce synthetic oil, carbon black, gas, and carbon steel from waste feedstock. This process is expected be accomplished with limited residual waste product and significant reductions in greenhouse gases compared to traditional processing. To maximize this opportunity, the Company has developed a scalable, commercial development strategy to build “Energy Campuses” with low operational costs and long-term, recurring revenues. The Company’s management anticipates breaking ground on its next generation plant in summer 2012.

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Forward-Looking Safe Harbor Statement:

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the transactions described herein, future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. In some cases, you may identify forward-looking statements by words such as "may," "should," "plan," "intend," "potential," "continue," "believe," "expect," "predict," "anticipate" and "estimate," the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company's control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Management's beliefs, assumptions and expectations about the Company's future performance and the future performance of its subsidiaries, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the Commission are available from commercial document retrieval services and at the website maintained by the Commission at http://www.sec.gov.

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Contact:
Robert Bleckman
Dynamic Energy Alliance Corporation
(901) 414-0003, extension 2006
robert@dynamicpetro.com